UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2007

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 412-553-4707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 22, 2007, Alcoa Inc. (“Alcoa”) issued a press release announcing that it has commenced a tender offer to purchase for cash any and all of its 4.25% Notes due 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On January 22, 2007, Alcoa entered into an Underwriting Agreement and a Terms Agreement with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, for the issuance and sale by Alcoa of $750,000,000 aggregate principal amount of 5.55% Notes due 2017, $625,000,000 aggregate principal amount of 5.90% Notes due 2027, and $625,000,000 aggregate principal amount of 5.95% Notes due 2037 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement (Registration Statement No. 333-74874; 333-74874-01). Copies of the Underwriting Agreement and the Terms Agreement are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference. The Notes will be issued under the Indenture dated as of September 30, 1993, between Alcoa and The Bank of New York Trust Company, N.A., as successor trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated January 25, 2007 (the “First Supplemental Indenture”) between Alcoa and the Trustee. A copy of the First Supplemental Indenture is attached hereto as Exhibit 99.4 and incorporated herein by reference. A copy of the opinion of counsel for Alcoa regarding the validity of the Notes is filed as Exhibit 5 herewith and incorporated herein by reference.

On January 23, 2007, Alcoa issued a press release announcing that it has commenced offers to exchange up to $500,000,000 of its outstanding 7 3/8% notes due 2010, up to $500,000,000 of its outstanding 6 1/2% notes due 2011 and up to $500,000,000 of its outstanding 6% notes due 2012 for up to $1,500,000,000 aggregate principal amount of its new notes due 2019 and new notes due 2022. A copy of the press release is attached hereto as Exhibit 99.5 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

5	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

23	Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (included in Exhibit 5).

99.1	Alcoa Inc. press release dated January 22, 2007.

99.2	Underwriting Agreement, dated January 22, 2007, between Alcoa Inc. and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

99.3	Terms Agreement, dated January 22, 2007, between Alcoa Inc. and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

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99.4	First Supplemental Indenture dated January 25, 2007 between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee.

99.5	Alcoa Inc. press release dated January 23, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Lawrence R. Purtell
Name:	Lawrence R. Purtell
Title:	Executive Vice President and
General Counsel

Date: January 25, 2007

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EXHIBIT INDEX

Exhibit No.	Description

5	Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

23	Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (included in Exhibit 5).

99.1	Alcoa Inc. press release dated January 22, 2007.

99.2	Underwriting Agreement, dated January 22, 2007, between Alcoa Inc. and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

99.3	Terms Agreement, dated January 22, 2007, between Alcoa Inc. and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

99.4	First Supplemental Indenture dated January 25, 2007 between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as Trustee.

99.5	Alcoa Inc. press release dated January 23, 2007.

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